Exhibit 10.10

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”) dated December _16_, 2021, is made by and among MHP PURSUITS, LLC, a North Carolina limited liability company (the “Assignor”), CAROLINAS 4 MHP LLC, a North Carolina limited liability company, (the “Land Assignee”), and Gvest Carolinas 4 Homes LLC, a Delaware limited liability company (the “Homes Assignee”), and provides as follows:

RECITALS

A. Pursuant to that certain Purchase and Sale Agreement dated as of October 20, 2021, as amended (“Purchase Agreement”), by and between Assignor and Gary Coffey (the “Seller”), Assignor agreed to purchase from Seller certain real property and personal property owned by Seller and located in Morganton, North Carolina, which property is more particularly described in the Purchase Agreement, a copy of which is attached hereto as Exhibit A, and by this reference made a part hereof.

B. Assignor desires to assign to Land Assignee, and Land Assignee desires to assume from Assignor, all of Assignor’s rights and obligations pursuant to the Purchase Agreement related to the Property, excluding the personal property consisting of the Homes (as defined below) which shall be assumed by Homes Assignee.

C. Assignor desires to assign to Homes Assignee, and Homes Assignee desires to assume from Assignor, all of Assignor’s rights and obligations pursuant to the Purchase Agreement related to the Homes.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Assignor, Land Assignee, and Homes Assignee agree as follows:

1. Capitalized Terms. Capitalized terms used herein, unless otherwise defined in this Assignment, shall have the same meanings as those given in the Purchase Agreement.

2.  Assignment. Assignor hereby transfers, assigns and conveys to Land Assignee all of Assignor's right, title and interest in, to and under the Purchase Agreement related to the Property, except to the extent related to the Homes, and delegates to Land Assignee all of its duties and obligations and liabilities in, to and under the Purchase Agreement except to the extent related to the Homes. Assignor hereby transfers, assigns and conveys to Homes Assignee all of Assignor's right, title and interest in, to and under the Purchase Agreement related to the manufactured homes owned by Seller and located at Idlewild Acres Mobile Home Park, 3265 Idlewild Drive, Morganton, North Carolina 23655 (the “Homes”), and delegates to Homes Assignee all of its duties and obligations and liabilities in, to and under the Purchase Agreement related to the Homes.

3. Assumption and Acceptance. Land Assignee and Homes Assignee each hereby accept their respective assignment as aforesaid, and assume and agree to perform the duties, obligations and liabilities of Assignor under the Purchase Agreement as set forth therein to the extent assumed by Land Assignee and Homes Assignee respectively pursuant to this Assignment.

4. Entire Agreement. This Assignment embodies the entire agreement of Assignor, Land Assignee and Homes Assignee with respect to the subject matter of this Assignment and it supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Assignment. This Assignment may be modified only by a written instrument duly executed by Assignor, Land Assignee and Homes Assignee.

5. Binding Effect. The terms and provisions of this Assignment will inure to the benefit of, and will be binding upon, the heirs, executors, personal representatives, successors and assigns of Assignor, Land Assignee and Homes Assignee.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

SIGNATURE PAGE TO FOLLOW

SIGNATURE PAGE TO ASSIGNMENT OF ASSET PURCHASE AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor, Land Assignee and Homes Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR

MHP Pursuits LLC,
a North Carolina limited liability company

By:	/s/ Adam Martin
Name:	Adam Martin
Title:	CIO

LAND ASSIGNEE

CAROLINAS 4 MHP LLC,
a North Carolina limited liability company

By:	Manufactured Housing Properties Inc.,
a Nevada Corporation

	By:	/s/ Michael Z. Anise
	Name:	Michael Z. Anise
	Title:	President

HOMES ASSIGNEE

GVEST CAROLINAS 4 HOMES LLC,
a Delaware limited liability company

By:	/s/ Raymond M. Gee
Name:	Raymond M. Gee
Title:	Manager

EXHIBIT A

PURCHASE AGREEMENT

[incorporated separately as Exhibit 10.9]

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